UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) April 11, 2007
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                              MINDEN BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

         United States                     000-49882             13-4203146
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(State or other jurisdiction of    (Commission file number)    (IRS employer
         incorporation)                                      identification no.)

 100 MBL Bank Drive, Minden, Louisiana                             71055
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(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code:  (318) 377-0523
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General  Instruction  A.2.  below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   Regulation FD Disclosure
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            On April 11, 2007, Minden Bancorp, Inc. (The "Company") announced the declaration of its seventeenth quarterly cash dividend.

            For additional information, reference is made to the Company's press release dated April 11, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

ITEM 9.01   Financial Statements and Exhibits
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            (a)   Not applicable.
            (b)   Not applicable.
            (c)   Exhibits

                  The following exhibit is filed herewith.

                  Exhibit Number                         Description
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                       99.1                   Press Release dated April 11, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MINDEN BANCORP, INC.

Date: April 11, 2007

                                     By:   /s/ Becky T. Harrell
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                                           Becky T. Harrell
                                           Treasurer and Chief Financial Officer